Concentrations and credit risk	12 Months Ended
Mar. 31, 2018
Accounting Policies [Abstract]
Concentrations and credit risk
16	Concentrations and credit risk

The Company operates principally in the PRC (including Hong Kong) and grants credit to its customers in this geographic region.  Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and trade  receivables.  The Company does not require collateral to support financial instruments that are subject to credit risk.

At March 31, 2017 and 2018, the Company had credit risk exposure of uninsured cash and deposits with maturities of less than one year in banks of approximately $3,745,000 and $8,751,000, respectively.

A substantial portion, 56%, 45% and 31% of revenue, was generated from one customer for the years ended March 31, 2016, 2017 and 2018, respectively.

The net sales to customers representing at least 10% of net total sales are as follows:

	Year Ended March 31,
	2016		2017		2018
	$ in thousands	%	$ in thousands	%	$ in thousands	%

Customer A	3,874	15	2,729	14	3,579	31
Customer B	1,738	7	1,563	8	1,662	14
Customer C	1,969	8	2,435	13	1,599	14
Customer D *	14,145	56	8,472	45	1,115	10

	21,726	86	15,199	80	7,955	69

* That customer has stopped purchasing from us as of June 2017.

The following customers had balances of at least 10% of the total trade receivables at the respective balance sheet dates set forth below:

	March 31,
	2017		2018
	$ in thousands	%	$ in thousands	%

Customer A	328	28	234	30
Customer C	455	39	200	25
Customer E	-	-	113	14
Customer B	162	14	-	-

		81		69

At March 31, 2017 and 2018, these customers accounted for 81% and 69%, respectively, of net trade receivables.  The trade receivables have repayment terms of not more than twelve months.